UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                        Date of Report - December 7, 2006
                        (Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     0-22810                 03-0311630
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)        Identification Number)


              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 40.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.
                -------------------------------------------

     (a)(1) On December 7, 2006, Mace Security International, Inc. ("MSI") and two of its subsidiaries, Mace Car Wash, Inc and Mace Car Wash-Arizona, Inc. (the "Subsidiaries"), entered into an Asset Purchase Agreement ("Agreement") with Twisted Cactus Enterprises, LLC (the "Purchaser"). There is no material relationship between the Purchaser and MSI and the Subsidiaries other than, as set forth in the Agreement.

     (a)(2) Pursuant to the Agreement, MSI and the Subsidiaries agreed to sell twelve Phoenix area car washes to the Purchaser for a purchase price of $19,250,000, payable at closing in cash. Closing of the transaction is to occur no later than April 6, 2006. All terms and provisions of the Agreement are available for review by inspecting the copy of the Agreement attached to this Current Report as Exhibit 10.1 and incorporated by reference.


Item 8.01.      Other Events.
                -------------

     December 8, 2006, MSI issued a press release announcing the Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits.
                ----------------------------------

     (c)  Exhibits. The following exhibits are being filed herewith:

     10.1 Asset Purchase Agreement dated December 7, 2006, between Mace Security International, Inc., Mace Car Wash, Inc., Mace Car Wash-Arizona, Inc., and Twisted Cactus Enterprises, LLC.

     99.1 Press release issued by Mace Security International, Inc. dated December 8, 2006.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: December 13, 2006               Mace Security International, Inc.



                                       By: /s/ Gregory M. Krzemien
                                           -------------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

10.1 Asset Purchase Agreement dated December 7, 2006, between Mace Security International, Inc., Mace Car Wash, Inc., Mace Car Wash-Arizona, Inc., and Twisted Cactus Enterprises, LLC.

99.1 Press release issued by Mace Security International, Inc. dated December 8, 2006.